                                                                   Exhibit 10.11


                              FIFTH AMENDMENT TO
                        MULTICURRENCY CREDIT AGREEMENT
                                  AND WAIVER


         THIS FIFTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of January 31, 2001 among SOLA INTERNATIONAL INC., a Delaware corporation (the "Company"), those certain Subsidiaries of the Company identified on the signature pages hereto, the Banks party hereto and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as Agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                   RECITALS
                                   --------

         WHEREAS, the Company and certain Subsidiaries of the Company, as Borrowers (the "Borrowers"), certain other Subsidiaries of the Company as Subsidiary Guarantors, the Banks and the Agent entered into that certain Multicurrency Credit Agreement, dated as of June 14, 1996 (as amended by that certain Consent and Amendment No. 1 to Multicurrency Credit Agreement, dated as of March 31, 1997, that certain Amendment No. 2 to Multicurrency Credit Agreement, dated as of November 5, 1997 (the "Second Amendment"), that certain Amendment No. 3 to Multicurrency Credit Agreement, dated as of March 4, 1998 (the "Third Amendment"), that certain Fourth Amendment to Multicurrency Credit Agreement, dated as of October 31, 2000, and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Subsidiary Guarantors were released pursuant to the Second Amendment and the Third Amendment, and certain additional Borrowers were added pursuant to the terms thereof;

         WHEREAS, an Event of Default exists under the Credit Agreement as a result of the failure of the Company and its Subsidiaries to be able to comply with the terms of Section 8.12(a) of the Credit Agreement for the fiscal quarter ended December 31, 2000 (the "Financial Covenant Default");

         WHEREAS, American Optical Lens Company, a Delaware corporation ("American Optical"), a Domestic Subsidiary of the Company, has executed a
  ----------------
Guaranty Agreement, dated as of the date hereof (the Guaranty") guaranteeing to
                                                     --------
the Banks the full payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

         WHEREAS, the Borrowers have requested that the Majority Banks provide a waiver of the Financial Covenant Default and continue to make available to the Borrowers the Credit Extensions provided under the Credit Agreement; and

         WHEREAS, the Majority Banks are willing to provide a waiver of the Financial Covenant Default and to continue to make available to the Borrowers the Credit Extensions under the Credit Agreement, based upon and subject to the terms and conditions specified in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------

                                   SECTION 1
                             REAFFIRMATION/WAIVER
                             --------------------

         1.1   Reaffirmation of Existing Debt. The Borrowers acknowledge and
               ------------------------------
confirm that: (a) the outstanding principal amount of Loans and Letters of Credit, as of January 31, 2001, is $180,000,000.00, (b) the Maturity Date is May 31, 2001, at which time all Obligations will be due and payable in full if not accelerated sooner pursuant to the terms of the Credit Agreement, (c) the Borrowers' obligation to repay the outstanding principal amount of the Loans and to reimburse the Issuing Bank for any drawing on a Letter of Credit is unconditional and, as of the date hereof, not subject to any offsets, defenses or counterclaims, (d) the Agent and the Banks have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents, and (e) by entering into this Amendment, the Banks party hereto do not waive (except for the waiver of the Financial Covenant Default specified below) or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any of the Borrowers thereunder.

         1.2   Waiver.
               ------

         The Borrowers acknowledge the Financial Covenant Default exists due to the failure of the Company and its Subsidiaries to be able to comply with the financial covenant contained in Section 8.12(a) of the Credit Agreement for the fiscal quarter ended December 31, 2000. The Majority Banks hereby waive the Financial Covenant Default, subject to the terms and conditions set forth herein. This waiver shall not modify or affect (a) the Company's and its Subsidiaries' obligation to comply with the terms of Section 8.12(a) of the Credit Agreement on and at all times after December 31, 2000, including, without limitation, the application of the financial covenant in Section 8.12(a) of the Credit Agreement, as amended herein, as measured as of March 31, 2001 and thereafter and (b) the Company's and each other Borrower's obligation to comply fully with any other duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents.

         Except for the specific waiver set forth above, nothing contained herein shall be deemed to constitute a waiver of any rights or remedies the Agent or any Bank may have under the Credit Agreement or any other Loan Document or under applicable law. The specific waiver set forth herein is a one-time waiver and shall be effective only in this specific instance, and shall not obligate the Banks to waive any other Default or Event of Default, now existing or hereafter arising.


                                    SECTION 2
                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

     2.1  Definitions.
          -----------

          (a)  Applicable Margin.  The definition of "Applicable Margin" set
               -----------------
     forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Applicable Margin" means (a) with respect to Base Rate Loans,
                -----------------
          2.00% and (b) with respect to LIBOR Rate Loans and Tranche A Revolving Loans that are Fixed Rate Loans, 2.75%.

          (b)  Commitment Fee Rate. The definition of "Commitment Fee Rate" set
               -------------------
     forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Commitment Fee Rate" means 0.225%.
                -------------------

          (c)  Loan Documents. The definition of "Loan Documents" set forth in
               --------------
     Section 1.1 of the Credit Agreement is amended to insert the words ", the Collateral Documents, the Guaranty," between the words "any Notes," and the words "the Fee Letter," therein.

          (d)  Tranche A Revolving Commitment Amount. The definition of "Tranche
               -------------------------------------
     A Revolving Commitment Amount" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Tranche A Revolving Commitment Amount" means (a) from January
                -------------------------------------
          31, 2001 to and including March 31, 2001, the Dollar Equivalent of $20,000,000, and (b) from April 1, 2001 and thereafter the Dollar Equivalent of $18,500,000, in each case as such amount may be reduced from time to time pursuant to Section 2.06.

          (e)  Tranche B Revolving Commitment Amount. The definition of "Tranche
               -------------------------------------
     B Revolving Commitment Amount" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

               "Tranche B Revolving Commitment Amount" means, with respect to
                -------------------------------------
          all the Tranche B Revolving Banks, (a) from January 31, 2001 to and including March 31, 2001, $180,000,000, and (b) from April 1, 2001 and thereafter,

          $166,500,000, in each case as such amount may be reduced from time to time pursuant to Section 2.06.

     2.2  New Definitions. Section 1.1 of the Credit Agreement is amended to
          ---------------
add, in the appropriate alphabetical order, the following new definitions:

          "Collateral" has the meaning given such term in the Collateral
           ----------
     Documents.

          "Collateral Documents" means the Security Agreement and any and all
           --------------------
     other documents executed and delivered in connection with the Security Agreement or in connection with the attachment and perfection of the Banks' security interests in any assets of the Company and American Optical Lens Company, including without limitation, Uniform Commercial Code financing statements.

          "Guaranty" means that certain Guaranty Agreement, dated as of January
           --------
     31, 2001, executed and delivered by American Optical Lens Company in favor of the Banks to support the obligations of the Borrowers under the Loan Documents.

          "Security Agreement" means that certain Security Agreement, dated as
           ------------------
     of January 31, 2001, executed and delivered by the Company and American Optical Lens Company in favor of the Agent for the benefit of the Banks to secure their obligations under the Loan Documents, which Security Agreement shall grant a security interest in all personal property of the Company and American Optical Lens Company located in the United States other than (a) any manufacturing, processing, distribution, research and development, warehousing or principal administration facility (including, without limitation, land, fixtures and equipment) owned or leased by the Company and American Optical Lens Company or any Subsidiary thereof or (b) any debt of or capital stock of or other ownership interest in any Subsidiary of the Company, as such Security Agreement may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

     2.3  Additional Collateral. A new Section 7.14 is added to the Credit
          ---------------------
Agreement to read as follows:

          7.14  Refinancing. If (a) at any time ABN Amro Bank NV (or any other
                -----------
     financial institution acceptable to the Majority Banks) is no longer actively involved in leading and arranging a credit facility for the Company, in an aggregate amount not less than $185,000,000, the proceeds of which shall be used to repay the Obligations (the "Refinancing") or (b) subsequent to March 31, 2001, the Refinancing has not been consummated, the Borrowers agree to: (i) grant a security interest in all of their assets located in the United States not previously granted pursuant to the Security Agreement, pursuant to documentation reasonably acceptable to the Agent, and to take such action as requested by the Agent to perfect such security interests; and (ii) deliver such other documents, opinions and financing statements in connection therewith as reasonably requested by the Agent.

     2.4  Projections. A new Section 7.15 is added to the Credit Agreement to
          -----------
read as follows:

          (a) The Company shall deliver to the Agent by 5:00 p.m., Pacific time, each Monday, beginning the week of February 5, 2001, a cash flow projection for the next six weeks, in form and substance acceptable to the Agent.

          (b) On or before March 23, 2001, the Company shall provide the Banks financial projections for the Company and its Subsidiaries, on a consolidating basis, for the twelve month period ending March 31, 2001, in form and substance acceptable to the Majority Banks.

     2.5  Restricted Payments. Section 8.10 of the Credit Agreement is amended
          -------------------
and restated in its entirety to read as follows:

          8.10  Restricted Payments. The Company shall not, and shall not suffer
                -------------------
     or permit any Subsidiary to, (a) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of the Company's capital stock, or purchase, redeem or otherwise acquire for value any shares of the Company's capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; or (b) pay, prepay or repay any principal of, or make any payment of interest on, or redeem, purchase, set aside any funds for or defease, or give any notice of redemption for, or purchase or otherwise acquire any Indebtedness except the Company and its Subsidiaries may make scheduled interest and principal payments with respect to Indebtedness in the ordinary course; provided that the Company may purchase, redeem, acquire or retire for value shares of capital stock of the Company or options on any such shares on related stock appreciation rights or similar securities owned by officers or employees (or their estates or beneficiaries thereunder), in all cases only upon death, disability, retirement, termination of employment or pursuant to the terms of the Company's stock option plan or any other similar agreement; provided that the aggregate amount of consideration paid for all such purchases, redemptions, acquisitions or retirements shall not exceed $1,000,000 in any fiscal year.

     2.6  Leverage Ratio Financial Covenant. Section 8.12(a) of the Credit
          ---------------------------------
Agreement is amended and restated in its entirety to read as follows:

          (a)   Leverage Ratio. The Company shall not permit the Leverage Ratio
                --------------
     to be greater than 3.70 to 1.00 as of the last day of the fiscal quarter occurring on March 31, 2001.

     2.7  Events of Default. Section 9.01 of the Credit Agreement is amended to
          -----------------
add a new subsection (m) thereto to read as follows:

          (m)   On or after May 7, 2001, the Refinancing (as defined in Section
     7.14 hereof) has not been consummated.

     2.8  Commitments Schedule. Schedule 2.01 to the Credit Agreement
          --------------------
(Commitments and Pro Rata Shares as of the Closing Date) is amended and restated in its entirety by Schedule 2.01 (Commitments and Pro Rata Shares) attached
                   -------------
hereto.

     2.9  Compliance Certificate. Paragraph 1. (EBITDA/Leverage Ratio) of
          ----------------------
Exhibit C to the Credit Agreement (Compliance Certificate) is amended and
---------
restated in its entirety to read as follows:

          1.   Leverage Ratio. The Leverage Ratio was ____ to 1.00, as computed
               --------------
     on Attachment 1 hereto. The maximum Leverage Ratio permitted pursuant to
        ------------
     Section 8.12(a) of the Credit Agreement on the Computation Date is 3.70 to
     1.00 and, accordingly, the aforementioned requirement of such subsection
     (a) has [not] been satisfied.


                                   SECTION 3
                             CONDITIONS PRECEDENT
                             --------------------

     3.1  Conditions Precedent. This Amendment shall not be effective until the
          --------------------
following conditions have been satisfied or waived by the Majority Banks:

          (a)  Documentation. Receipt by the Agent of copies of (i) this
               -------------
     Amendment duly executed by the Borrowers, and the Majority Banks, (ii) the Security Agreement, and all other Collateral Documents, duly executed by the Company and American Optical and (iii) the Guaranty duly executed by American Optical.

          (b)  Authority. Receipt by the Agent of a certificate of the corporate
               ---------
     secretary of the Company certifying as to (i) resolutions or authorization of the Board of Directors of the Company approving and adopting this Amendment and the Collateral Documents and the transactions contemplated herein and therein and authorizing the execution, delivery and performance hereof and thereof (ii) resolutions or authorization of the Board of Directors of American Optical approving and adopting the Guaranty and the Collateral Documents and the transactions contemplated therein and authorizing the execution, delivery and performance thereof and (iii) a power of attorney of each Borrower other than the Company, in form and substance satisfactory to the Agent, authorizing one or more officers of the Company to execute and deliver this Amendment on behalf of such Borrower, and to otherwise act on behalf of such Borrower in connection with this Amendment, the Credit Agreement and the other Loan Documents.

          (c)  Good Standing. Certificates of good standing, existence or their
               -------------
     equivalent with respect to the Company and American Optical certified as of a recent date by the appropriate Governmental Authorities of the jurisdiction of their incorporation and in the jurisdiction of their chief executive office and principal place of business.

          (d)  Personal Property. Receipt by the Agent of (i) duly executed
               -----------------
     Uniform Commercial Code financing statements for each jurisdiction as are necessary, in the Agent's sole discretion, to perfect the Banks' security interest in the Collateral, (ii) such patent/trademark/copyright filings as requested by the Agent to the extent necessary to perfect the Banks' security interest in the Collateral and (iii) such other documentation with respect to the Collateral as may be required by the Agent in its sole reasonable discretion in order to perfect and protect the Banks' security interest in the Collateral.

          (e)  Opinions. Receipt by the Agent of an opinion or opinions from
               --------
     counsel to the Company and American Optical relating to this Amendment, the Guaranty, the Collateral Documents and the transactions contemplated herein and therein, in form and substance satisfactory to the Agent, addressed to the Agent on behalf of the Banks and dated as of the date hereof.

          (f)  Special Charges. Receipt by the Banks of a detailed breakdown of
               ---------------
     all special charges projected to be taken by the Company during the fiscal quarters ended December 31, 2000 and March 31, 2001 in form and substance acceptable to the Majority Banks.

          (g)  Financial Projections. Receipt by the Banks of financial
               ---------------------
     projections for the Company and its Subsidiaries on a consolidated basis for the twelve month period ending March 31, 2002 in form and substance acceptable to the Majority Banks.

          (h)  Fees. The payment by the Borrowers of (i) an amendment fee to
               ----
     each Bank who duly executes and delivers this Amendment on or before 5:00 p.m., Eastern Standard Time, on Wednesday, January 31, 2001 of 25 basis points (0.25%) of its aggregate Commitments (after giving effect to this Amendment) and (ii) a retainer, in such amount as reasonably requested by the Agent, to be used to reimburse the Agent for all out-of-pocket expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, and in connection with the Credit Agreement including, without limitation, legal fees and expenses.


                                   SECTION 4
                                 MISCELLANEOUS
                                 -------------

     4.1  Ratification of Credit Agreement. The term "Credit Agreement" and
          --------------------------------
"Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     4.2  Authority/Enforceability. Each of the Borrowers, the Agent and the
          ------------------------
Banks party hereto represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     4.3  Representation and Warranties. The Borrowers represent and warrant to
          -----------------------------
the Banks that:

          (a)  the representations and warranties of the Borrowers set forth in
     Article VI of the Credit Agreement are true and correct as of the date hereof except for those that specifically relate to an earlier date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default (other than as specifically waived hereby); and

          (c) The Collateral Documents create a valid security interest in, and Lien upon, the Collateral, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

     4.4  General Release. In consideration of the Majority Banks entering into
          ---------------
this Amendment, the Borrowers hereby release the Agent, the Banks, and the Agent's and the Banks' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

     4.5  Counterparts/Telecopy. This Amendment may be executed in any number of
          ---------------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

     4.6  Further Assurances, The Company agrees to promptly take such action,
          ------------------
upon the request of the Agent, as is necessary to carry out the intent of this Amendment, the Collateral Documents and the Loan Documents, including, but not limited to, such actions as are necessary to ensure that the Lenders have a perfected security interest in the Collateral subject to no Liens other than Permitted Liens.

      4.7   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
            -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.

BORROWERS:                       SOLA INTERNATIONAL INC.,
----------
                                 a Delaware corporation

                                 By:   /s/ Steven M. Neil
                                      ------------------------------
                                 Name:  Steven M. Neil
                                        ----------------------------
                                 Title: CFO
                                        ----------------------------

                                 SOLA INTERNATIONAL HOLDINGS LTD.
                                 (ACN007719708), a South Australian corporation

                                 SOLA OPTICAL HOLDINGS (U.K.) LIMITED,
                                 an English corporation

                                 SOLA OPTICAL S.A., a French corporation

                                 SOLA OPTICAL GMBH, a German corporation

                                 SOLA HONG KONG LIMITED,
                                 a Hong Kong corporation

                                 SOLA ADC LENSES LIMITED,
                                 an Irish corporation

                                 SOLA OPTICAL ITALIA S.P.A.,
                                 an Italian corporation

                                 SOLA OPTICAL JAPAN LIMITED,
                                 a Japanese corporation

                                 SOLA OPTICAL SINGAPORE PTE. LTD.,
                                 a Singapore corporation

                                 SOLA IFSC, an Irish unlimited liability company

                                 AMERICAN OPTICAL COMPANY
                                 INTERNATIONAL AG, a Switzerland corporation

                                 By:   /s/ Steven M. Neil
                                       ----------------------------
                                 Name: Steven M. Neil
                                       ----------------------------
                                 Title:   CFO
                                       ----------------------------
                                       of each of the foregoing entities

BANKS:
-----

                             BANK OF AMERICA, N.A.
                             (formerly Bank of America National Trust and Savings Association) individually in its capacity as a Bank and in its capacity as Agent


                             By:      /s/ Henry Y. Yu
                                --------------------------------------
                             Name:    Henry Y. Yu
                                  ------------------------------------
                             Title:   Managing Director
                                   -----------------------------------

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.

                            THE BANK OF NOVA SCOTIA


                            By:      /s/ Jed Richardson
                                   -----------------------------------
                            Name:    Jed Richardson
                                   -----------------------------------
                            Title:   Director
                                   -----------------------------------

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.


                              FLEET NATIONAL BANK


                              By: _________________________________
                              Name: _______________________________
                              Title:_______________________________

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.

                              ABN AMRO BANK N.V.


                              By: _________________________________
                              Name: _______________________________
                              Title:_______________________________


                              By: _________________________________
                              Name: _______________________________
                              Title:_______________________________

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.

                      COMMERZBANK AKTIENGESELLSCHAFT,
                      New York and Grand Cayman Branches


                      By:     /s/ Christian Jagenberg
                             ----------------------------------------
                      Name:   Christian Jagenberg
                             ----------------------------------------
                      Title:  Senior Vice President and Manager
                             ----------------------------------------

                      By:     /s/ Steven F. Larsen
                             ----------------------------------------
                      Name:   Steven F. Larsen
                             ----------------------------------------
                      Title:   Senior Vice President
                             ----------------------------------------

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.

                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                    By:    /s/ Michael Chacon
                       -------------------------------------------
                    Name:  Michael Chacon
                          ----------------------------------------
                    Title: Vice President
                          ----------------------------------------

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.

                                  BNP PARIBAS


                                  By:    /s/ Katherine Wolfe
                                     -----------------------------------
                                  Name:  Katherine Wolfe
                                       ---------------------------------
                                  Title: Director
                                        --------------------------------


                                  By:    /s/ Debra Wright
                                     -----------------------------------
                                  Name:  Debra Wright
                                       ---------------------------------
                                  Title: Director
                                        --------------------------------

                     SIGNATURE PAGE TO FIFTH AMENDMENT TO
                   MULTICURRENCY CREDIT AGREEMENT AND WAIVER
                           SOLA INTERNATIONAL, INC.


                             THE DAI-ICHI KANGYO BANK, LIMITED,
                             New York Branch


                             By:      /s/ Andreas Panteli
                                ----------------------------------------
                             Name:    Andreas Panteli
                                  --------------------------------------
                             Title:   Senior Vice President
                                   -------------------------------------

                                                              Schedule 2.01 to
                                                             Credit Agreement

                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

------------------------------------------------------------------------------------------------------------
                    Tranche A     Tranche A                        Tranche B
                    Revolving     Revolving       Tranche B        Revolving       Swing Line     Swing Line
                     Pro Rata     Commitment    Revolving Pro     Commitment        Pro Rata      Commitment
       Bank           Share         Amount        Rata Share        Amount            Share         Amount
------------------------------------------------------------------------------------------------------------
Tranche A
Revolving Bank:

------------------------------------------------------------------------------------------------------------
Bank of America,      100%        $20,000,000
N.A.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Tranche B
Revolving Banks:

------------------------------------------------------------------------------------------------------------
Bank of America,                                25.925925926%     $46,666,666.67   100%           $5,000,000
N.A.
------------------------------------------------------------------------------------------------------------
The Bank of Nova                                14.814814815%     $26,666,666.67
Scotia
------------------------------------------------------------------------------------------------------------
Fleet National Bank                             14.814814815%     $26,666,666.67
------------------------------------------------------------------------------------------------------------
ABN Amro Bank N.V.                               7.407407407%     $13,333,333.33
------------------------------------------------------------------------------------------------------------
Commerzbank                                      7.407407407%     $13,333,333.33
Aktiengesellschaft,
New York and Grand
Cayman Branches
------------------------------------------------------------------------------------------------------------
Wells Fargo Bank,                               12.962962963%     $23,333,333.33
National
Association
------------------------------------------------------------------------------------------------------------
BNP Paribas                                     11.111111111%     $20,000,000.00
------------------------------------------------------------------------------------------------------------
The Dai-Ichi                                     5.555555556%     $10,000,000.00
Kangyo Bank,
Limited, San
Francisco Agency

------------------------------------------------------------------------------------------------------------
Total                 100%        $20,000,000            100%     $180,000,000.00  100%           $5,000,000
------------------------------------------------------------------------------------------------------------